UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported):  May 10, 2010 (May 4, 2010)

Oreon Rental Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-156077	98-0599151
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 California Ave., Tower B-210, BAkersfield, CA 93309
 (Address of principal executive offices)

Registrant’s telephone number, including area code:                                                                                                           (661) 377-2911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements.” These statements, identified by words such as “plan,” “anticipate,” “believe,” “estimate,” “should,” “expect” and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth in this Current Report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the “SEC”), particularly our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our current reports on Form 8-K.

As used in this report, the terms “we,” “us,” “our,” “Oreon,” and the “Company” means Oreon Rental Corporation, unless otherwise indicated.

ITEM 5.01 Changes in Control of Registrant.

On May 4, 2010, Dzvenyslava Protskiv transferred 1,550,000 shares of the Common Stock, $0.00001 par value per share (“Common Stock”), of Oreon Rental Corporation, a Nevada corporation (the “Company”), to Alvaro Vollmers for cash consideration of $155.00, pursuant to a stock purchase agreement. Mr. Vollmers is President, Secretary, Treasurer, and the sole director of the Company. Mr. Vollmers used his personal funds for the purchase price.

On May 4, 2010, Ms. Protskiv transferred 450,000 shares of Common Stock to John G. Rhoden for cash consideration of $45.00, pursuant to a stock purchase agreement. Mr. Rhoden used his personal funds for the purchase price.

Prior to the transactions described above, Ms. Protskiv owned 2,000,000 shares of Common Stock, or 76.6% of the issued and outstanding shares of Common Stock. Immediately after the transactions, Ms. Protskiv owned no shares, Mr. Vollmers owned 59.4% of the issued and outstanding shares of Common Stock, and Mr. Rhoden owned 17.2% of the issued and outstanding shares of Common Stock.

There are no arrangements or understandings among members of both former and new control groups and their associates with respect to election of directors or other matters.

Prior to the change in control, the Company was a “shell company” as defined in Rule 12b-2 of the Securities Exchange Act of 1934.  In accordance with Item 5.01(a)(8) of Form 8-K, the Company is providing the additional information that would be required if it was filing a registration statement on Form 10 under the Exchange Act as a smaller reporting company.

Form 10 Information

The following information required on Form 10 has been previously reported by the Company and may be found in the following filings:

Form 10 Item		Company Filing

Item 1.	Business	Form 10-K filed on February 16, 2010

Item 1A.	Risk Factors	Form 10-K filed on February 16, 2010 and
Form 10-Q filed on March 17, 2010

Item 2.	Financial Information	Form 10-K filed on February 16, 2010 and
Form 10-Q filed on March 17, 2010

Item 3.	Properties	Form 10-K filed on February 16, 2010

Item 5.	Directors and Executive Officers	Form 8-K filed on January 7, 2010 and
Form 10-K filed on February 16, 2010

Item 6.	Executive Compensation	Form 10-K filed on February 16, 2010

Item 7.	Certain Relationships	Form 10-K filed on February 16, 2010
and Related Transactions, and
Director Independence

Item 8.	Legal Proceedings	Form 10-K filed on February 16, 2010

Item 9.	Market Price of and Dividends on the	Form 10-K filed on February 16, 2010
Registrants Common Equity and Related
Stockholder Matters.

Item 10.	Recent Sales of Unregistered Securities	Form 10-Q filed on March 17, 2010 and
Form 8-K filed May 4, 2010

Item 11.	Description of Registrant’s Securities	Form S-1 filed on December 12, 2008
to be Registered

Item 12.	Indemnification of Directors	Form S-1 filed on December 12, 2008
and Officers

Item 13.	Financial Statements and	Form 10-K filed on February 16, 2010 and
Supplementary Data		Form 10-Q filed on March 17, 2010

Item 14.	Changes in and Disagreements with	Form 8-K/A filed on February 11, 2010
Accountants on Accounting and Financial
Disclosure

Item 15.	Financial Statements and Exhibits	Form 10-K filed on February 16, 2010 and
Form 10-Q filed on March 17, 2010

Item 4.               Security Ownership of Certain Beneficial Owners and Management.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of May 7, 2010 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities; (ii) each of our directors; (iii) each of our named executive officers; and (iv) officers and directors as a group.  Unless otherwise indicated, the shareholder listed possesses sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)

DIRECTORS AND EXECUTIVE OFFICERS

Common Stock	Alvaro Vollmers Sole Director and Officer	1,550,000 Shares	59.4%

5% STOCKHOLDERS

Common Stock	Alvaro Vollmers	1,550,000 Shares	59.4%

Common Stock	John G. Rhoden	450,000 Shares	17.2%

Notes:

(1)
Based on 2,610,000 shares of our common stock issued and outstanding as of May 7, 2010. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on May 7, 2010.

CHANGE IN CONTROL

We are not aware of any arrangement that might result in a change in control in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2010	OREON RENTAL CORPORATION

	By:	/s/ Alvaro Vollmers
President